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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- MARCH 2, 2009

Fund                                                                 Prospectus date     Form #
RiverSource Variable Portfolio - Large Cap Equity Fund                   05/01/08     S-6466-99 AC


The following changes will be effective on May 1, 2009:

On the effective date, the FUND NAME will be changed as follows:

Old Name                                                                        New Name
RiverSource Variable Portfolio - Large Cap Equity Fund    RiverSource Variable Portfolio - Dynamic Equity Fund


On the effective date, the Principal Investment Strategies section will be revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager, RiverSource Investments, will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company does not meet the investment manager's performance expectations.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P 500 Index.

In selecting stocks for the Fund to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to weightings in the benchmark index.

- Limits on sector and industry allocations relative to the benchmark index.

- Limits on size of holdings relative to market liquidity.

The investment manager may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.


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S-6466-109 A (3/09)